Supplement dated November 8, 2024, to the Prospectus dated May 1, 2024 (as amended
September 17, 2024), for

Protective Aspirations Variable Annuity contracts

Issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract Prospectus.

The Prospectus is amended to reflect that the optional Maximum Daily Value Death Benefit and revised version of the SecurePay Protector rider (as amended October 7, 2024), are available for purchase in California, effective November 11, 2024.

If you have any questions regarding this Supplement, please contact your financial advisor or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.